UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2021 (April 5, 2021)

Riot Blockchain, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 401, Castle Rock, CO 80104
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On April 5, 2021, Riot Blockchain, Inc. (“Riot,” “us,” “we,” “our,” or the “Corporation”) entered into a Future Sales and Purchases Agreement (the “Long-Term Purchase Agreement”) with Bitmain Technologies Limited (“Bitmain”) to acquire approximately 42,000 additional Antminer model S19j (90 Terahash per second (“TH/s”) or better) digital currency miners (the “Miners”) capable of producing approximately 3.7 exahash per second (“EH/s”) of mining power in the aggregate. Bitmain is scheduled to manufacture these new Miners in 12 batches of approximately 3,500 Miners (each, a “Batch”), which will be delivered, on a monthly basis, between November 2021 and October 2022. Pursuant to the Long-Term Purchase Agreement, Riot will pay Bitmain approximately $138.5 million (subject to adjustments, offsets and costs as set forth in the Long-Term Purchase Agreement) (the “Purchase Price”), payable as follows: (i) 20% of the Purchase Price as a refundable down payment in connection with the execution of the Long-Term Purchase Agreement; (ii) 30% of the Purchase Price per Batch due 6 months in advance of the shipment date for such Batch; and (iii) the remaining 50% per Batch due 30 days in advance of the shipment date for such Batch.

The foregoing description of the Long-Term Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Long-Term Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and is incorporated by reference herein.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)       Executive Officer Appointments – Appointment of Chief Operating Officer.

On April 6, 2021, Riot appointed Ms. Megan Brooks, 39, to serve as its Chief Operating Officer (principal operating officer) (“COO”), effective immediately. Ms. Brooks joined Riot in 2018 and has most recently served as its Vice President of Finance, where she facilitated the Corporation’s mining operations, including hardware procurement, site evaluation and project management at the direction of the Corporation’s Chief Executive Officer (“CEO”) and Chief Financial Officer. As COO, she will continue to report directly to the CEO and will oversee Riot’s operations, including mining, IT/Cybersecurity, Sarbanes-Oxley Act of 2002 control design/implementation, and initiatives related to future expansion.

Ms. Brooks has more than two decades of experience in operations, risk management and finance. Prior to joining Riot in 2018, Ms. Brooks served as Vice President, Operations for Capstone Associated Services, Ltd., from 2006 to 2017. Ms. Brooks brings her experience in emerging industries and navigating new regulatory environments to the position of COO. She holds a B.S. in Finance along with a Master’s Certificate of Accountancy from the University of Houston, C.T. Bauer College of Business, with a certification in risk management, and is a licensed Risk Manager.

In connection with her appointment as COO, the Corporation and Ms. Brooks entered into an Executive Employment Agreement, dated as of April 6, 2021 (the “Brooks Employment Agreement”), pursuant to which Ms. Brooks has agreed to serve as the Corporation’s COO for a 3-year term, which renews for successive 1-year terms after the expiration of the initial term, until the Brooks Employment Agreement is terminated by the parties. Pursuant to the Brooks Employment Agreement, as COO, Ms. Brooks will receive a prorated annual salary of $275,000 and is eligible to receive equity awards under the Riot Blockchain, Inc. 2019 Equity Incentive Plan, as amended (the “Plan”), as approved by the Corporation’s Compensation and Human Resources Committee, which administers the Plan. Under the Brooks Employment Agreement, Ms. Brooks shall receive, upon entry into an equity award agreement with the Corporation, an initial equity award of 6,000 restricted stock units (“RSUs”), which will be eligible to vest in 4 equal quarterly installments following her appointment as COO, subject to the Plan, the Brooks Employment Agreement, and the equity award agreement to be entered into between the Corporation and Ms. Brooks.

The foregoing description of the Brooks Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Brooks Employment Agreement, filed as Exhibit 10.2 to this Report and incorporated by reference herein.

Other than the Brooks Employment Agreement, there is no arrangement or understanding between Ms. Brooks and any other person pursuant to which Ms. Brooks was appointed as COO. There are no family relationships, as defined in Item 401 of Regulation S-K, between Ms. Brooks and any of the Corporation’s executive officers or directors or persons nominated or chosen to become a director or executive officer. There are no transactions in which Ms. Brooks has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01 – Regulation FD Disclosure.

On April 6, 2021, Riot issued a press release announcing Ms. Brooks’ appointment as COO, a copy of which is attached as Exhibit 99.1 to this Report and incorporated by reference into this Item 7.01.

On April 7, 2021, Riot issued a press release announcing the Long-Term Purchase Agreement with Bitmain, a copy of which is attached as Exhibit 99.2 to this Report and incorporated by reference into this Item 7.01.

This information, including Exhibits 99.1 and 99.2 to this Report, is intended to be furnished under Item 7.01 of this Report only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

About Riot Blockchain, Inc.

Information reported in this Current Report on Form 8-K is limited to the scope of the information reportable under a Current Report on Form 8-K under the rules and regulations of the Commission. Please refer to the additional information concerning the Corporation referenced in the following notices and safe harbor provision for material risks and other uncertainties.

Investor Notice

An investment in the Corporation’s common stock involves a high degree of risk, and an investor should only purchase the Corporation’s securities if he or she can afford to suffer the loss of his or her entire investment. In determining whether to purchase the Corporation’s common stock, an investor should carefully consider all of the material risks described under Item 1A under the heading “Risk Factors” in our most recent Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 31, 2021, as amended, and as supplemented and updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, together with the financial or other information contained or incorporated by reference in such reports. In addition to the risks discussed in these reports, other risks not presently known to us or that we currently believe to be immaterial may also adversely affect our business, financial condition and results of operations, perhaps materially. The discussions regarding material risks also include forward-looking statements, and actual results and events may differ substantially from those discussed or highlighted in those forward-looking statements.

Safe Harbor

The information provided in this Report may include forward-looking statements relating to future events or the future financial performance of the Corporation. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipates,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Corporation and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in report relating to the Corporation may be found in the Corporation’s periodic filings with the Commission, including the factors described in the sections entitled “Risk Factors,” copies of which may be obtained from the SEC’s website at www.sec.gov. The Corporation does not undertake any obligation to update forward-looking statements contained in this Report.

Item 9.01. (d) Exhibits.	Financial Statements and Exhibits.
Exhibit Number	Description
10.1†	Future Sales and Purchases Agreement by and between Riot Blockchain, Inc. and Bitmain Technologies Limited, dated as of April 5, 2021.
10.2	Executive Employment Agreement by and between Riot Blockchain, Inc. and Megan Brooks, dated as of April 6, 2021.
99.1*	Press Release, issued by Riot Blockchain, Inc. on April 6, 2021 (furnished pursuant to Item 7.01 of this Current Report on Form 8-K).
99.2*	Press Release, issued by Riot Blockchain, Inc. on April 7, 2021 (furnished pursuant to Item 7.01 of this Current Report on Form 8-K).

† Portions of this Exhibit have been omitted as confidential information.

* The information contained in this Press Release is furnished but not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Jeffrey McGonegal
Jeffrey McGonegal
Chief Financial Officer

Date: April 7, 2021